UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2012

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

________________

Delaware	000-29507	20-2932652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

          11220 Elm Lane, Suite 203, Charlotte, NC 28277

(Address of principal executive office) (zip code)

___________________________________________________

(Former address of principal executive offices) (zip code)

(704) 366-5122
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 23, 2012, Chanticleer Holdings, Inc. filed a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

ITEM 9.01       Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation, filed May 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chanticleer Holdings, Inc.

By:	/s/ Michael Pruitt
Name: Title: Dated:	Michael Pruitt Chief Executive Officer May 24, 2012